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                                                                   Exhibit 10.80

                      AMENDMENT NO. 4 TO RIGHTS AGREEMENT
                      -----------------------------------

THIS AMENDMENT NO. 4 TO RIGHTS AGREEMENT (the "Amendment") is made and entered into as of August 14, 2001 between AVIATION SALES COMPANY, a Delaware corporation (the "Company"), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Rights Agent (the "Rights Agent").

     WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement dated as of November 1, 1999 and Amendment No. 1, No. 2 and No. 3 to Rights Agreement dated as of March 14, 2000, December 4, 2000 and May 24, 2001, respectively (collectively, the "Rights Agreement"); and

     WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of the Rights Agreement in any respect without the approval of the holders of the Rights (as defined in the Rights Agreement);

     NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

 1.  Amendment to Section 1.  Section 1 of the Rights Agreement is amended by
     ----------------------
     adding thereto a new definition immediately after the definition of "Trading Day", which new definition shall read as follows:

     "(hh) 'Rights Offering' shall mean the rights offering of the Company approved by the Board of Directors on August 14, 2001."

 2.  Amendment of Section 1(aa).  Section 1(aa) of the Rights Agreement is
     --------------------------
     hereby amended and restated in its entirety to read as follows:

            "'Significant Holder' shall refer to each of (i) Robert Alpert and any Affiliate or Associate thereof (collectively, "Alpert"), for so long as Alpert is the Beneficial Owner of no more than 25% of the issued and outstanding Common Stock, and (ii) Lacy J. Harber, and entities controlled by Mr. Harber, including LJH, Corporation, a Texas corporation ("LJH"), and any Affiliate or Associate thereof (including, without limitation and solely for purposes of this Agreement, Roy T. Rimmer and any Affiliate or Associate thereof) (collectively, "Harber")."

 3.  Amendment of Section 7.  Section 7(a) of the Rights Agreement is amended by
     ----------------------
     amending the definition of "Expiration Date" by deleting the word "or" immediately preceding clause (iii) thereof and by adding the following new phrase immediately following clause (iii) thereof: "or (iv) immediately prior to the closing of the Rights Offering."

 4.  Binding Effect.  This Amendment shall be binding upon, and shall inure to
     --------------
     the benefit of, the parties hereto and their respective successors and assigns.
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5.  Execution in Counterparts.  This Amendment may be executed in counterparts,
    -------------------------
    each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

6.  Governing Law.  This Amendment shall be governed by, and interpreted in
    -------------
    accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

7.  Effectiveness.  Except as amended hereby, the Rights Agreement shall remain
    -------------
    in full force and effect and shall be otherwise unaffected hereby.


                           [SIGNATURE PAGE FOLLOWS]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                            AVIATION SALES COMPANY



                            By: /s Roy T. Rimmer, Jr.
                                ---------------------
                            Name: Roy T. Rimmer, Jr.
                            Title: Chairman and CEO

                            CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, Rights Agent


                            By: /s/ Roger Bernhammer
                                --------------------
                            Name: Roger Bernhammer
                            Title: Vice President